Exhibit 22.1
List of Guarantor Subsidiaries

The following subsidiaries of Diversified Healthcare Trust, a Maryland real estate investment trust (the “Trust”), jointly and severally and fully and unconditionally, guaranteed the Trust’s 9.75% Senior Notes due 2025 and the Trust’s 4.375% Senior Notes due 2031:

Exact Name of Guarantor Subsidiary	Jurisdiction
CCC Alpha Investments Trust	Maryland
CCC Delaware Trust	Maryland
CCC Financing I Trust	Maryland
CCC Financing Limited, L.P.	Delaware
CCC Investments I, L.L.C.	Delaware
CCC Leisure Park Corporation	Delaware
CCC Pueblo Norte Trust	Maryland
CCC Retirement Communities II, L.P.	Delaware
CCC Retirement Partners Trust	Maryland
CCC Retirement Trust	Maryland
CCDE Senior Living LLC	Delaware
CCOP Senior Living LLC	Delaware
Crestline Ventures LLC	Delaware
CSL Group, Inc.	Indiana
DHC Holdings LLC	Maryland
Ellicott City Land I, LLC	Delaware
HRES1 Properties Trust	Maryland
HRES2 Properties Trust	Maryland
Leisure Park Venture Limited Partnership	Delaware
Lexington Office Realty Trust	Massachusetts
MSD Pool 1 LLC	Maryland
MSD Pool 2 LLC	Maryland
O.F.C. Corporation	Indiana
SNH AL AIMO II, Inc.	Maryland
SNH AL AIMO Tenant II, Inc.	Maryland
SNH AL AIMO Tenant, Inc.	Maryland
SNH AL AIMO, Inc.	Maryland
SNH AL Crimson Tenant Inc.	Maryland
SNH AL Cumming LLC	Maryland
SNH AL Cumming Tenant LLC	Maryland
SNH AL Georgia Holdings LLC	Maryland
SNH AL Georgia LLC	Maryland
SNH AL Georgia Tenant LLC	Maryland
SNH AL Properties LLC	Maryland
SNH AL Properties Trust	Maryland
SNH AL TRS, Inc.	Maryland
SNH AL Wilmington Tenant Inc.	Maryland

SNH ALT Leased Properties Trust	Maryland
SNH Alpharetta LLC	Delaware
SNH AZ Tenant LLC	Maryland
SNH Bakersfield LLC	Maryland
SNH BAMA Tenant LLC	Maryland
SNH Baton Rouge (North) LLC	Delaware
SNH Baton Rouge (Realtors) LLC	Delaware
SNH BRFL Properties LLC	Delaware
SNH BRFL Tenant LLC	Delaware
SNH Bridgewater LLC	Delaware
SNH CAL Tenant LLC	Maryland
SNH CALI Tenant LLC	Delaware
SNH CCMD Properties Borrower LLC	Delaware
SNH CCMD Properties LLC	Delaware
SNH CCMD Tenant LLC	Delaware
SNH CHS Properties Trust	Maryland
SNH CO Tenant LLC	Maryland
SNH DEL Tenant LLC	Maryland
SNH Denham Springs LLC	Delaware
SNH Derby Tenant LLC	Maryland
SNH FLA Tenant LLC	Maryland
SNH FM Financing LLC	Delaware
SNH FM Financing Trust	Maryland
SNH Georgia Tenant LLC	Maryland
SNH GP Valencia LLC	Delaware
SNH Granite Gate Lands Tenant LLC	Maryland
SNH Granite Gate Lands Trust	Maryland
SNH Grove Park Tenant LLC	Maryland
SNH Grove Park Trust	Maryland
SNH IL Joplin Inc.	Maryland
SNH IL Properties Trust	Maryland
SNH Independence Park LLC	Delaware
SNH INDY Tenant LLC	Maryland
SNH Jackson LLC	Delaware
SNH Kent Properties LLC	Maryland
SNH Lincoln Tenant LLC	Maryland
SNH Longhorn Tenant LLC	Maryland
SNH LTF Properties LLC	Maryland
SNH MASS Tenant LLC	Maryland
SNH MD Tenant LLC	Maryland
SNH Medical Office Realty Trust	Massachusetts
SNH MezzCo San Antonio LLC	Delaware
SNH MO Tenant LLC	Maryland
SNH Modesto LLC	Maryland
SNH NC Tenant LLC	Maryland

SNH Neb Tenant LLC	Maryland
SNH NJ Tenant GP LLC	Maryland
SNH NJ Tenant LLC	Maryland
SNH NJ Tenant LP	Delaware
SNH NM Tenant LLC	Maryland
SNH Northwoods LLC	Maryland
SNH Northwoods Tenant LLC	Maryland
SNH NS Properties Trust	Maryland
SNH Ohio Tenant LLC	Maryland
SNH OMISS Tenant LLC	Maryland
SNH Parkview Properties Trust	Maryland
SNH PENN Tenant LLC	Maryland
SNH Plaquemine LLC	Delaware
SNH PLFL Properties LLC	Delaware
SNH PLFL Tenant LLC	Delaware
SNH Prairieville LLC	Delaware
SNH Proj Lincoln TRS LLC	Maryland
SNH Redmond Properties LLC	Maryland
SNH REIT Irving LLC	Delaware
SNH REIT San Antonio LLC	Delaware
SNH REIT Victoria LLC	Delaware
SNH RMI Fox Ridge Manor Properties LLC	Maryland
SNH RMI Jefferson Manor Properties LLC	Maryland
SNH RMI McKay Manor Properties LLC	Maryland
SNH RMI Northwood Manor Properties LLC	Maryland
SNH RMI Oak Woods Manor Properties LLC	Maryland
SNH RMI Park Square Manor Properties LLC	Maryland
SNH RMI Properties Holding Company LLC	Maryland
SNH RMI Smith Farms Manor Properties LLC	Maryland
SNH RMI Sycamore Manor Properties LLC	Maryland
SNH SC Tenant LLC	Maryland
SNH SE Ashley River LLC	Delaware
SNH SE Ashley River Tenant LLC	Delaware
SNH SE Barrington Boynton LLC	Delaware
SNH SE Barrington Boynton Tenant LLC	Delaware
SNH SE Burlington LLC	Delaware
SNH SE Burlington Tenant LLC	Delaware
SNH SE Daniel Island LLC	Delaware
SNH SE Daniel Island Tenant LLC	Delaware
SNH SE Habersham Savannah LLC	Delaware
SNH SE Habersham Savannah Tenant LLC	Delaware
SNH SE Holly Hill LLC	Delaware
SNH SE Holly Hill Tenant LLC	Delaware
SNH SE Kings Mtn LLC	Delaware
SNH SE Kings Mtn Tenant LLC	Delaware

SNH SE Mooresville LLC	Delaware
SNH SE Mooresville Tenant LLC	Delaware
SNH SE N. Myrtle Beach LLC	Delaware
SNH SE N. Myrtle Beach Tenant LLC	Delaware
SNH SE Properties LLC	Delaware
SNH SE Properties Trust	Maryland
SNH SE SG LLC	Delaware
SNH SE SG Tenant LLC	Delaware
SNH SE Tenant 2 TRS, Inc.	Maryland
SNH SE Tenant TRS, Inc.	Maryland
SNH Somerford Properties Trust	Maryland
SNH St. Louis LLC	Delaware
SNH Teaneck Properties LLC	Delaware
SNH Teaneck Tenant LLC	Delaware
SNH Tellico Tenant LLC	Maryland
SNH Tellico Trust	Maryland
SNH Tempe LLC	Delaware
SNH TENN Tenant LLC	Maryland
SNH Toto Tenant LLC	Maryland
SNH TRS Inc.	Maryland
SNH TRS Licensee Holdco LLC	Maryland
SNH VA Tenant LLC	Maryland
SNH Viking Tenant LLC	Maryland
SNH Ward Ave. Properties I Inc.	Maryland
SNH Well Properties GA-MD LLC	Delaware
SNH Well Properties Trust	Maryland
SNH Wilmington LLC	Maryland
SNH WIS Tenant LLC	Maryland
SNH WY Tenant LLC	Maryland
SNH Yonkers Properties Trust	Maryland
SNH Yonkers Tenant Inc.	Maryland
SNH/CSL Properties Trust	Maryland
SNH/LTA Properties GA LLC	Maryland
SNH/LTA Properties Trust	Maryland
SNH/LTA SE Home Place New Bern LLC	Delaware
SNH/LTA SE McCarthy New Bern LLC	Delaware
SNH/LTA SE Wilson LLC	Delaware
SPTGEN Properties Trust	Maryland
SPTIHS Properties Trust	Maryland
SPTMISC Properties Trust	Maryland
SPTMNR Properties Trust	Maryland
SPTMRT Properties Trust	Maryland
SPTSUN II Properties Trust	Maryland